Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission Pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.  Confidential Portions are marked: [***]

Amendment No. 2 to the Plasma Supply Agreement

This Amendment No. 2 to the Plasma Supply Agreement (this “Amendment No. 2”), executed as of March 25, 2015, and deemed to be effective as of February 1, 2015 (“Effective Date”), is by and between Biotest Pharmaceuticals Corporation, a Delaware corporation, having a place of business at 5800 Park of Commerce Boulevard NW, Boca Raton, Florida 33487 (“BPC”) and ADMA Biologics, Inc., a Delaware corporation, having its principal place of business at 465 Route 17 South, Ramsey, New Jersey 07446 (“ADMA”).  BPC and ADMA may be referred to collectively herein as the “Parties”, or each as a “Party”.

WHEREAS, BPC and ADMA are Parties to that certain Plasma Supply Agreement, with an effective date of June 22, 2012, ( the “Original Agreement”);

WHEREAS, BPC and ADMA entered into that certain Amendment No. 1 to the Original Agreement, with an effective date of February 25, 2014, to extend the term of the Original Agreement and amend certain provisions regarding pricing and volume  (“Amendment No. 1”, and together with the Original Agreement, as the same may be further modified or amended, from time to time, the “Agreement”); and

WHEREAS, BPC and ADMA desire to enter into this Amendment No. 2 (together with the Agreement, the “Amended Agreement”) to further amend the Agreement in order to extend the term of the Agreement, and memorialize the amendment of certain revised provisions in the Agreement;

NOW, THEREFORE, in consideration of the respective promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

Amendment:

1.	Section A (1) of the Agreement, entitled “Term of Agreement,” is hereby amended and restated as follows:

“Unless terminated earlier as provided herein, the term of the Agreement shall expire on December 31, 2018 (the “Initial Term”).  The Agreement may be renewed for an additional [***] term upon the mutual consent of the Parties.  Each Party agrees to notify the other in writing of its intention to extend, or not to extend, the term of Agreement [***] prior to the expiration of the term of this Agreement.”

2.	Section A (2) of the Agreement, entitled “Price and Volumes,” is hereby amended and restated as follows:

1.	PRICE AND VOLUMES

a.	ADMA NORCROSS PLASMA CENTER (“Norcross Center”)

i.           ADMA and BPC agree that during the term of this Agreement, BPC shall purchase [***] produced at the ADMA plasma center, located at 6290 Jimmy Carter Boulevard, Suite 208, Norcross, Georgia (the “Norcross Center”) that is not collected by ADMA for its own use (“Available Plasma”).

ii.           For the period commencing as of the Effective Date of this Amendment No. 2, and ending [***], BPC’s purchase price from ADMA for Plasma from the Norcross Center shall be $[***] per liter.

iii.           For the period commencing [***], and ending on [***], BCP’s purchase price from ADMA for Plasma from the Norcross Center, shall be [***].  Notwithstanding the foregoing, in no event shall any price [***] unless otherwise agreed to in writing by the Parties.

iv.           For the period commencing [***], the pricing for Plasma from the Norcross Center shall be [***].  Notwithstanding the foregoing, in no event shall any price [***] unless otherwise agreed to in writing by the Parties.

b.	ADMA MARIETTA PLASMA CENTER

i.           ADMA and BPC agree that during the term of this Agreement, BPC shall purchase Plasma from ADMA’s second plasma facility located in Marietta, Georgia (the “Marietta Center”), in an amount which [***], pursuant to the terms and conditions of the Agreement, provided the Plasma meets BPC’s specifications, and is FDA and GHA (German Health Authorities) certified.  Notwithstanding the foregoing, during the [***] that the Marietta Center is operational, and prior to ADMA having obtaining GHA certification for the Marietta Center, BPC agrees to purchase Plasma from the Marietta Center at the levels set forth in the preceding sentence provided that the Marietta Center has received FDA approval.

ii.           For the period commencing as of the Effective Date of this Amendment No. 2, and ending on [***], BCP’s purchase price from ADMA for [***] of Plasma from the Marietta Center shall be $[***] per liter.

iii.           For the period commencing on [***], and ending [***], BCP’s purchase price from ADMA for [***] of Plasma from the Marietta Center, will be [***].  Notwithstanding the foregoing, in no event shall any price [***] unless otherwise agreed to in writing by the parties.

iv.           For the period commencing [***], BCP’s purchase price from ADMA for Plasma for [***] of Plasma from the Marietta Center, will be [***].  Notwithstanding the foregoing, in no event shall any price [***] unless otherwise agreed to in writing by the parties.

v.           In addition to the minimum [***] liters of Plasma, for each year during the term of the Agreement, ADMA shall offer to sell to BPC and BPC shall purchase, Plasma produced at the Marietta Center [***] (“[***] Plasma”).  For the period commencing on [***], and ending [***], BPC’s purchase price for the [***] Plasma from the Marietta Center will be $[***] per liter.

vi.           For the period commencing [***], BCP’s purchase price from ADMA for [***]Plasma from the Marietta Center, will be the [***]. Notwithstanding the foregoing, in no event shall any price [***] unless otherwise agreed to in writing by the parties.

c.
BCP’s purchase price of Plasma from ADMA under this Agreement includes [***].  Any additional required testing as specified by the FDA (or foreign equivalent), or due to a change in BPC’s Specifications, will be billed to BPC at ADMA’s actual costs.

3.	Section A (5) is hereby deleted and replaced with the following:

1.	SHIPMENT TERMS. Delivery of Plasma shall be [***]. ADMA will invoice BPC for the Plasma at time of delivery to RxCrossroads. [***].

However, a surcharge may be allowed, with BCP’s written approval, when fuel prices exceed [***] of the cost of fuel over the prior year.  ADMA will submit fuel prices per gallon effective on a date ten calendar days prior to the requested price increase.  Accordingly, ADMA will offer a reduced rate to the BPC when fuel prices decrease below the [***] variance.

4.	Section J shall be amended by replacing the address for notices to ADMA with the following:

465 RT 17 South

Ramsey, NJ 07446

Miscellaneous:

Each party certifies that each of its representations and warranties set forth in this Amendment No. 2 is true and correct as of the date hereof as though made on the date hereof.

Except as expressly provided herein, all terms and conditions set forth in the Agreement remain unchanged and continue in full force and effect.  This Amendment No. 2 shall govern in the event of any conflict between this Amendment No. 2 and the Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.  It is agreed by the Parties that all references to the Agreement hereafter made by them in any document or instrument delivered pursuant to, or in connection with the Agreement, shall be deemed to refer to the Amended Agreement.

This Amendment No. 2 has been duly executed and delivered on behalf of BPC and ADMA.  This Amendment No. 2 and the Amended Agreement constitute the legal, valid and binding obligations of the Parties and are enforceable against each Party in accordance with their respective terms.

This Amendment No. 2 and the Agreement embody the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings relating to the subject matter.

This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same single document, and any such counterpart containing an electronically scanned or facsimile signature will have the same effect as original manual signatures.

The Parties agree that they and their employees shall execute all documents, and do all other things necessary, to carry out the intent to implement the provisions of this Amendment No. 2.

IN WITNESS WHEREOF, the Parties hereby have caused this Amendment No. 2 to the Agreement to be executed, and the persons signing below warrant and represent that they are duly authorized to sign for, and on behalf of, their respective Party.

ADMA Biologics, Inc.		Biotest Pharmaceuticals Corporation

By:	/s/ Adam Grossman	By:	/s/ Jordan Siegel

Name:	Adam Grossman	Name:	Jordan Siegel

Title:	President and CEO	Title:	Chief Executive Officer

Date:	March 25, 2015	Date:	March 25, 2015